     EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

1)	Registration Statement (Form S-3 No. 333-147841) and in the related prospectuses and prospectus supplements,

2)	Registration Statement (Form S-3 No. 333-147018) and in the related prospectuses and prospectus supplements,

3)	Registration Statement (Form S-3 No. 333-139171) and in the related prospectuses and prospectus supplements,

4)	Registration Statement (Form S-3 No. 333-138046) and in the related prospectuses and prospectus supplements,

5)	Registration Statement (Form S-3 No. 333-136327) and in the related prospectuses and prospectus supplements,

6)	Registration Statement (Form S-3 No. 333-133971) and in the related prospectuses and prospectus supplements,

7)	Registration Statement (Form S-3 No. 333-132387) and in the related prospectuses and prospectus supplements,

8)	Registration Statement (Form S-3 No. 333-115195) and in the related prospectuses and prospectus supplements,

9)	Registration Statement (Form S-3 No. 333-81596) and in the related prospectuses and prospectus supplements,

10)	Registration Statement (Form S-8 No. 333-127255) pertaining to the 2002 Equity Incentive Plan,

11)	Registration Statement (Form S-8 No. 333-91916) pertaining to the 2002 Equity Incentive Plan,

12)	Registration Statement (Form S-8 No. 333-119601) pertaining to the 2002 Equity Incentive Plan,

13)	Registration Statement (Form S-8 No. 333-70414) pertaining to the 1992 Stock Option Plan,

14)	Registration Statement (Form S-8 No. 333-45762) pertaining to the 1992 Stock Option Plan,

15)	Registration Statement (Form S-8 No. 333-71181) pertaining to the 1992 Stock Option Plan,

16)	Registration Statement (Form S-8 No. 333-33635) pertaining to the 1992 Stock Option Plan,

17)	Registration Statement (Form S-8 No. 333-107276) pertaining to the 1996 Employee Stock Purchase Plan and the 1996 Directors’ Stock Option Plan,

18)	Registration Statement (Form S-8 No. 333-93527) pertaining to the 1992 Stock Option Plan and the 1996 Directors’ Stock Option Plan,

19)	Registration Statement (Form S-8 No. 333-12487) pertaining to the 1992 Stock Option Plan, the 1996 Employee Stock Purchase Plan and the 1996 Directors’ Stock Option Plan,

20)	Registration Statement (Form S-8 No. 333-136330) pertaining to the 2002 Equity Incentive Plan and the 2006 Directors’ Stock Option Plan, and

21)	Registration Statement (Form S-8 No. 333-145042) pertaining to the 2002 Equity Incentive Plan,

of Geron Corporation of our reports dated February 27, 2008, with respect to the consolidated financial statements of Geron Corporation and the effectiveness of internal control over financial reporting of Geron Corporation, included in this Annual Report (Form 10-K) of Geron Corporation for the year ended December 31, 2007.

      /s/ Ernst & Young LLP

Palo Alto, California
February 27, 2008